Exhibit (n)(5) under Form N-1A

Exhibit 99 under Item 601/Reg. S-K

THE HUNTINGTON FUNDS

MULTIPLE CLASS PLAN

Amended and Restated as of December 28, 2009

Fund		Effective Date
Dividend Capture Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Fixed Income Securities Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Tax-Free Money Market Fund
	Class A Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Global Select Markets Fund
	Class A Shares	December 28, 2009
	Institutional Shares	December 28, 2009
Growth Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Income Equity Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Intermediate Government Income Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
International Equity Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Macro 100 Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Mid Corp America Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Money Market Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
	Interfund Shares	June 23, 2006

Mortgage Securities Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
New Economy Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Ohio Municipal Money Market Fund
	Class A Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Ohio Tax-Free Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Real Strategies Fund
	Class A Shares	April 30, 2007
	Class B Shares	April 30, 2007
	Institutional Shares	April 30, 2007
Rotating Markets Fund
	Class A Shares	June 23, 2006
	Class B Shares	April 30, 2007
	Institutional Shares	June 23, 2006
Short/Intermediate Fixed Income Securities Fund
	Class A Shares	June 23, 2006
Institutional Shares
Situs Fund
	Class A Shares	June 23, 2006
	Class B Shares	June 23, 2006
	Institutional Shares	June 23, 2006
Technical Opportunities Fund
	Class A Shares	May 1, 2008
	Class B Shares	May 1, 2008
	Institutional Shares	May 1, 2008
U.S. Treasury Money Market Fund
	Class A Shares	June 23, 2006
	Institutional Shares	June 23, 2006

This Exhibit, amended and restated as of December 28, 2009, is hereby incorporated and made part of the Multiple Class Plan dated June 23, 2006, for the party named below (the “Agreement”), and replaces any and all prior versions of the Exhibit to the Agreement.

Witness the due execution hereof this 28th day of December, 2009.

THE HUNTINGTON FUNDS

By:	/s/ B. Randolph Bateman
Name:	B. Randolph Bateman
Title:	President

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